UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2014 (February 7, 2014)

BioDelivery Sciences International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31361	35-2089858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Corporate Center Drive, Suite #210 Raleigh, NC	27607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 919-582-9050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On February 7, 2014, BioDelivery Sciences International, Inc. (the “Company”) entered into a definitive Securities Purchase Agreement (the “SPA”) with certain institutional investors (the “Investors”) relating to a registered direct offering by the Company (the “Offering”) of 7,500,000 shares (the “Shares”) of the Company’s common stock, par value $.001 per share (the “Common Stock”). The Shares are being sold at a price of $8.00 per share, yielding gross Offering proceeds of $60 million. The Offering price per share was determined based on an approximately 3.1% discount to the closing price of the Common Stock on February 7, 2014.

The closing of the Offering is expected to take place on or about February 12, 2014, subject to the satisfaction of customary closing conditions. The net proceeds from the sale of the Shares are expected to be approximately $58 million. No placement agent was utilized in connection with the Offering.

A copy of the form of SPA is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The description of the material terms of the SPA contain in this Current Report are qualified in their entirety by reference to Exhibit 10.1.

The Company’s press release, dated February 10, 2014, announcing the Offering is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Shares were offered and sold pursuant to a prospectus supplement, dated February 7, 2014 and an accompanying prospectus, pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-192618), which was deemed effective December 18, 2013.

Neither the filing of the press release as an exhibit to this Current Report on Form 8-K nor the inclusion in the press release of a reference to the Company’s internet address shall, under any circumstances, be deemed to incorporate the information available at the Company’s internet address into this Current Report on Form 8-K. The information available at the Company’s internet address is not part of this Current Report on Form 8-K or any other report filed by the Company with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Securities Purchase Agreement, dated February 7, 2014, by and between the Company and the Investors.

99.1	Press Release dated February 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 10, 2014	BIODELIVERY SCIENCES INTERNATIONAL, INC.

	By:	/s/ Ernest R. De Paolantonio
		Name:	Ernest R. De Paolantonio
		Title:	Chief Financial Officer and Secretary